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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               September 20, 2001
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                        (Date of earliest event reported)


                           LOCAL FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                 001-13949               65-0424192
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


3601 N.W.63rd Street, Oklahoma City, Oklahoma                       73116
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(Address of principal executive offices)                          (Zip Code)


                                 (405) 841-2000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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      (Former name, former address and former fiscal year, if changed since last report)



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Item 5. OTHER EVENTS

         On September 20, 2001, the Company issued a press release announcing the issuance of 1,400,000 shares of 9.00% Cumulative Trust Preferred Securities, $25 liquidation amount, by its trust, Local Financial Capital Trust I, which is attached hereto as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a) Not applicable.

      (b) Not applicable.

      (c) The following exhibits are included with this Report:

      Exhibit 99.1 Press Release dated September 20, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LOCAL FINANCIAL CORPORATION

                                    By: /s/ Richard L. Park
                                      -----------------------------
                                        Richard L. Park
                                        Executive Vice President and
                                        Chief Financial Officer

Date: September 20, 2001